UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________



                                    FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 24, 2000
                  (Date of Earliest Event Reported): __________

                           CENTRE CAPITAL CORPORATION
              (Exact name of Registrant as specified in its charter)


         Nevada                    000 - 25845                  87-0385103
    (state or other         (Commission File Number)         (I.R.S. Employer
    jurisdiction of                                         identification No.)
     incorporation)



                                   2629 Gravel
                             Fort Worth, Texas 76118
               (Address of Principal Executive Offices)(Zip Code)


                                 (817) 284-5365
             (Registrant's  telephone number, including area  code)



         (Former name or former address, if changed since last report.)


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ITEM  2.     Acquisition  or  Disposition  of  Assets.

On August 9, 2000 Centre Capital Corporation, a Nevada corporation ("Registrant"), has entered into a definitive Agreement and Plan of Reorganization ("Agreement") dated August 8, 2000 with American Absorbents Natural Products, Inc., a Utah corporation ("American Absorbents"). Pursuant to the Agreement, Registrant will acquire 100% of the issued and outstanding common stock of American Absorbents (approximately 7,000,000 shares)("Shares") in exchange for 2,000,000 shares of Registrant's $.001 par value common stock; 5,000,000 shares of Registrant's Series A $2.00 Callable Cumulative Convertible Preferred, $.001 par value; and 5,000,000 warrants to purchase common shares at $3.00 per share (the "Exchange"). As a result of the transaction American Absorbents will become a wholly-owned subsidiary of Registrant.

American Absorbents Natural Products Inc. of Austin, Texas, is a Utah corporation subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and its common shares trade on the OTC Bulletin Board under the symbol "AANP". The Company markets over a dozen products containing zeolite, which target the retail agricultural turf-grass, and consumable product areas. The Company's products include: Mother Earth Cat Litter(TM), a cat litter product, which can be disposed of as a soil enhancer; Stall Fresh(TM), a product to eliminate urine-generated ammonia odors and wetness caused by livestock; White Buffalo(TM), a multi-purpose home, farm and ranch absorb all product; and Fridge Fresh(TM), products that eliminate moisture and odor from shoes and boots.

The Exchange is conditioned upon, among other things, all of the Shares being acquired by Registrant, approval by the Shareholders of American Absorbents pursuant to joint proxy statement/prospectus to be filed with, and declared effective by, the Securities and Exchange Commission, and approval by the Shareholders of Registrant if required.


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The  Agreement  was accomplished through arms-length negotiations between CCCX's management and American Absorbents' management. There was no material relationship between the stockholders of American Absorbents or any of American Absorbents' affiliates, any of Registrant's directors or officers, or any associate of any such Registrant director or officer, prior to this transaction.



ITEM  7.     Financial  Statements  and  Exhibits.

Registrant is an eligible Small Business Issuer and makes required disclosures pursuant to Regulation S-B and prepare financial statements in accordance with
Item  310  of  Regulation  S-B.

     (a)     Financial  Statements  of  Businesses  Acquired

             Attached as an exhibit are the financial statement of August 31, 2000.


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     (c)     Exhibits

             7.(a)    Financial statements as of August 31, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CENTRE  CAPITAL  CORPORATION




Dated:  October 24, 2000                        BY:  /s/  Karl  Jacobs
                                                     KARL  JACOBS,  CEO

                           CENTRE CAPITAL CORPORATION

                                  EXHIBIT INDEX

Exhibit No.               Description

             7.(a)    Financial statements as of August 31, 2000


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